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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported) - May 5, 1998

                              Sygnet Wireless, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



                                      Ohio
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)


                333-10161                                34-1689165
--------------------------------------      ------------------------------------
          Commission File Number               IRS Employer Identification No.



                              6550-B Seville Drive
                              Canfield, Ohio 44406
          (Address of Principal Executive Offices, Including Zip Code)


                                 (330) 565-1000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS
         ------------

On April 30, 1998, Registrant issued a press release announcing the decision to explore strategic alternatives, including the possible sale of the company. A copy of such press release is attached hereto as Exhibit 1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits

           99.1 Press release issued by Registrant on April 30, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYGNET WIRELESS, INC.



Dated: May 5, 1998                       By: /s/ Craig T. Sheetz
                                         -----------------------------------
                                         Craig T. Sheetz
                                         Vice President and
                                         Chief Financial Officer









                                  EXHIBIT INDEX


        Exhibit No.                 Description of Exhibit
        -----------                 ----------------------

          99.1            Press release issued by Registrant on April 30, 1998.


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